SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter) }

Minnesota

(State or other Jurisdiction of Incorporation)

0-27416	41-1693295

(Commission File Number)	(IRS Employer Identification No.)

3905 Dakota Street S.W., Alexandria, Minnesota	56308

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (320) 762-2000

Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

Effective February 17, 2005, Rural Cellular Corporation (the “Company”) amended its employment agreements with Richard P. Ekstrand, President and Chief Executive Officer, Wesley E. Schultz, Executive Vice President and Chief Financial Officer, and Ann K. Newhall, Executive Vice President and Chief Operating Officer. The amendments provide that (i) if any of these officers is terminated for other than “Just Cause” or terminates his or her employment for “Good Reason” (each as defined in the employment agreements) within 24 months following a “Change in Control” (as defined in the employment agreements), he or she will be entitled to receive compensation in an amount equal to 2.99 times the average of the sum of the officer’s annual base salary and annual incentive payment for the three fiscal years immediately preceding the date of termination and (ii) in the event of a Change in Control, the Company will pay any remaining premiums due on the long-term care insurance policies provided by the Company for the three officers and their spouses, provided that the officer is employed at the time of the Change in Control.

Item 2.02. Results of Operations and Financial Condition.

Today, the Company issued a press release containing information regarding its results of operations for the quarter ended December 31, 2004.

On February 23, 2005 at 8:00 AM CT, a teleconference will be held to discuss RCC’s fourth quarter performance and other financial matters. To participate in the call, please dial (800) 218-4007, give the operator your name, and company affiliation. To access a replay of this call through March 1, 2005, dial (800) 405-2236 and 11022474# as the pass code. An audio replay of the teleconference can also be accessed by logging onto the Company’s website at www.RCCwireless.com. To access the audio stream, click on the Investor Relations section.

In addition to the financial results determined in accordance with Generally Accepted Accounting Principles (“GAAP”), the press release contains Non-GAAP financial measures (as determined under the SEC Regulation G). Management believes that these Non-GAAP financial measures provide an important perspective on the Company’s operating results and the Company’s ability to service its long-term obligations, to fund continuing growth, and to continue as a going concern. The Company’s earnings release contains a reconciliation of all Non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information provided under this Item 2.02 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 22, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION
/s/ Richard P. Ekstrand
Richard P. Ekstrand
President and Chief Executive Officer

Date: February 22, 2005